SERIES A PREFERRED STOCK PURCHASE AGREEMENT

by and among

OCUSENSE, INC., a Delaware corporation

and

OCCULOGIX, INC., a Delaware corporation

Dated as of November 30, 2006

                                                                                                                                                                                                                   Page

1.PURCHASE AND SALE OF STOCK ... 1

1.1Sale and Issuance of Series A Preferred Stock............................................................................................................................................................................................1
1.2Filing of Certificate of Incorporation...1
1.3Payment of Purchase Price...1
1.4Closing; Note Repayment; Milestones; Additional Financing.................................................................................................................................................................2
1.5Warrant...4

2.3Subsidiaries...7
2.4Authorization...7
2.5Governmental Consents...8
2.6Litigation...8
2.7Title to Property and Assets...8
2.8Liabilities...9
2.9Financial Statements...9
2.10Material Contracts...9
2.11Registration or First Offer Rights...9
2.12Proprietary Rights...10
2.13No Conflict of Interest...12
2.14Tax Returns...12
2.15Permits; Compliance with Laws...12
2.16Compliance with Charter Documents; No Conflict..................................................................................................................................................................................13
2.17Employees...13
2.18Assignment of Inventions and Non-Disclosure Agreements...............................................................................................................................................................13
2.19Environmental and Safety Laws...13
2.20Real Property...14
2.21Development and Marketing Rights...14
2.22Disclosure...14
2.23Brokers or Finders, Other Offers...14
2.24Minute Books...14

3.REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER TO THE COMPANY......................................................................................................14

3.1Authorization...14
3.2Purchase Entirely for Own Account...15
3.3Speculative Nature of Investment...15
3.4Disclosure of Information...15
3.5Investment Experience...15
3.6Restricted Securities...15
3.7Further Limitations on Disposition...15
3.8Legends...16

4.CONDITIONS OF THE PURCHASER’S OBLIGATIONS AT CLOSING................................................................................................................................................................. 16

4.1Representations and Warranties...17
4.2Performance...17
4.3Compliance Certificate...17
4.4Qualifications...17
4.5Investor Rights Agreement...17
4.6Voting Agreement...17
4.7Legal Opinion...17
4.8Certificate of Incorporation...17
4.9Board of Directors...17
4.10Secretary’s Certificate...17
4.11Stockholder Consent to Transactions.......................................................................................................................................................................................................18
4.12Financing...18
4.13Warrant...18
4.14Brokers or Finders...18
4.15Other Deliveries...18

5.CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING.....................................................................................................................................................................18

5.1Representations and Warranties...18
5.2Qualifications...18
5.3Investor Rights Agreement...18
5.4Voting Agreement...18
5.5Certificate of Incorporation...18
5.6Note...18
5.7Other Deliveries...18

6.CONDITIONS OF THE PURCHASER’S OBLIGATIONS AT THE ADDITIONAL CLOSING.............................................................................................................................19

6.1Representations and Warranties...19
6.2Performance...19
6.3Compliance Certificate...19
6.4Qualifications...19
6.5Material Adverse Effect...19
6.6Other Deliveries...20

7.CONDITIONS OF THE COMPANY’S OBLIGATIONS AT THE ADDITIONAL CLOSING................................................................................................................................20

7.1Representations and Warranties...20
7.2Qualifications...20
7.3Other Deliveries...20

8.ADDITIONAL AGREEMENTS OF THE COMPANY AND THE PURCHASER....................................................................................................................................................20

8.1Use of Proceeds...20
8.2Insurance Indemnity...20
8.3Sales and Marketing Agreement...21
8.4Right of First Offer Waivers...21

9.MISCELLANEOUS...21

9.1Term...21
9.2Successors and Assigns...22
9.3Governing Law...22
9.4Counterparts...22
9.5Titles and Subtitles...22
9.6Notices...22
9.7Finder’s Fee...23
9.8Costs and Expenses...24
9.9Amendment and Waivers...24
9.10Severability...24
9.11Entire Agreement...24
9.12Survival of Warranties...24
9.13California Corporate Securities Law...24

-i-

OCUSENSE, INC.

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of November 30, 2006, by and among OcuSense, Inc., a Delaware corporation (the “Company”), and OccuLogix, Inc., a Delaware corporation (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase from the Company an aggregate of 1,744,223 shares (the “Shares”) of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred”), and the Company desires to issue and sell to the Purchaser the Shares, on the terms and subject to the conditions specified herein.

WHEREAS, all parties hereto acknowledge and agree that they will benefit from the issuance of the Shares in the manner described herein.

WHEREAS, the Purchaser has agreed to purchase from the Company shares of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred”), upon receipt by the Company of the 510K Clearance (as defined below) and the CLIA Waiver (as defined below).

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other valid consideration, the value and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Purchase and Sale of Stock.

1.1  Sale and Issuance of Series A Preferred Stock. On and subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, the Shares at an aggregate purchase price of up to $8,000,000 (the “Purchase Price”), payable in accordance with Section 1.3 and subject to adjustment in accordance with the terms hereof.

1.2  Filing of Certificate of Incorporation. The Company shall, prior to the Closing (defined below), adopt and file with the Secretary of State of the State of Delaware a Third Amended and Restated Certificate of Incorporation so as to authorize the Series A Preferred and the Series B Preferred substantially in the form attached hereto as Exhibit A (the “Certificate of Incorporation”).

1.3  Payment of Purchase Price. The payment of the Purchase Price shall be made as follows:

(a)  at the Closing (as defined below), $2.0 million by wire transfer of immediately available funds to an account designated by the Company to the Purchaser prior to the Closing (the “Closing Cash Payment”);

(b)  at the Closing (as defined below), a promissory note of the Purchaser in the form of the note attached hereto as Exhibit B (the “Note”);

(c)  provided that the First Milestone (as defined below) is achieved, and within the time period specified in Section 1.4(c)(i), $2.0 million by wire transfer of immediately available funds to an account designated by the Company to the Purchaser concurrently with, or following, delivery of the First Milestone Achievement Certification (as defined below); and

(d)  provided that the Second Milestone (as defined below) is achieved, and within the time period specified in Section 1.4(c)(ii), $2.0 million by wire transfer of immediately available funds to an account designated by the Company to the Purchaser concurrently with, or following, delivery of the Second Milestone Achievement Certification (as defined below).

1.4  Closing; Note Repayment; Milestones; Additional Financing.

(a)  The closing (the “Closing”) of the purchase and sale of the Shares set forth in Section 1.1 above shall take place at the offices of Torys LLP (“Torys”), 237 Park Avenue, 20th Floor, New York, NY 10017, on the fifth Business Day (as defined below) following the date on which the conditions to close set forth in Sections 4 and 5 hereof have been satisfied or waived by the party entitled to waive such conditions or at such other time and place as the Company and the Purchaser mutually agree upon orally or in writing. For purposes of this Agreement, “Business Day” shall mean any day which is not a Saturday or a Sunday, or a day on which banking institutions located in New York, New York are required or permitted to be closed. At the Closing, (i) the Company will deliver to the Purchaser the certificates, instruments and documents referred to in Section 4 below, (ii) the Purchaser will deliver to the Company the certificates, instruments and documents referred to in Section 5 below and (iii) the Company shall deliver to the Purchaser a share certificate registered in the Purchaser’s name representing the Shares, against payment of the portion of the Purchase Price that is due at the Closing pursuant to Section 1.3.

(b)  The Note shall be payable to the order of the Company and be dated as of the date of the Closing, with a stated principal amount equal to $2.0 million. The Note shall mature on January 3, 2007 (the “Note Payment Date”). Within three Business Days prior to the Note Payment Date, the Company shall deliver to the Purchaser (i) a written notice (the “Note Payment Notice”), signed by the Chief Executive Officer of the Company, requesting payment of the principal amount of the Note and designating the account to which a wire transfer of immediately available funds representing such payment should be made and certifying that no Material Adverse Effect (as defined below) has occurred during the period commencing on the date of the Closing and ending on the Note Payment Date which has not been cured or which will not be cured on or prior to the Note Payment Date, and (ii) the original copy of the Note. Provided that there shall not have occurred a Material Adverse Effect that is continuing on the Note Payment Date, on the Note Payment Date, the principal amount of the Note shall be paid in full by wire transfer of immediately available funds to the account designated by the Company to the Purchaser in the Note Payment Notice (the “Note Payment”) and the Note shall be cancelled and terminated immediately thereafter. It is understood and agreed that, in the event of an occurrence of a Material Adverse Effect that is continuing on the Note Payment Date, the Purchaser shall not be required to make the Note Payment, the Note shall be cancelled and terminated as of the Note Payment Date and the Purchase Price, for all purposes, shall be (i) the Closing Cash Payment plus (ii) the $2.0 million payment pursuant to Section 1.3(c)(i), if it is paid, plus (iii) the $2.0 million payment pursuant to Section 1.3(c)(ii), if it is paid.

(c)  At any time prior to May 1, 2009, (i) upon written certification (the “First Milestone Achievement Certification”) by the Company to the Purchaser, which certification shall be by an authorized officer of the Company to the effect that the Company has achieved the First Milestone (as defined below), then within fifteen (15) days of receipt of the First Milestone Achievement Certification, the Purchaser shall pay the Company an additional amount of $2.0 million for the achievement of such First Milestone and (ii) following the achievement of the Second Milestone (as defined below) and upon written certification (the “Second Milestone Achievement Certification”) by the Company to the Purchaser, which certification shall be by an authorized officer of the Company to the effect that the Company has achieved the Second Milestone, then within fifteen (15) days of receipt of the Second Milestone Achievement Certification, the Purchaser shall pay the Company an additional amount of $2.0 million for the achievement of such Second Milestone. For greater certainty, if the First Milestone and the Second Milestone are not achieved prior to May 1, 2009, then the Purchaser shall never become obligated to make the payments of $2.0 million contemplated in each of (i) and (ii) of this Section 1.4(c), and the Purchase Price, for all purposes, shall be (A) the Closing Cash Payment plus (B) the amount of the Note Payment, if it is paid (and merely the Closing Cash Payment if the Note Payment is not made). In addition, for greater certainty, if the First Milestone is achieved but the Second Milestone is not achieved, then the Purchase Price, for all purposes, shall be the aggregate of (x) the Closing Cash Payment, (y) the amount of the Note Payment, if it is paid, plus (z) the $2.0 million payment pursuant to (i) of this Section 1.4(c) (and the aggregate of the Closing Cash Payment and the $2.0 million payment pursuant to (i) of this Section 1.4(c) if the Note Payment is not made), and, if the Note Payment is made and both the First Milestone and the Second Milestone are achieved prior to May 1, 2009, then the Purchase Price, for all purposes, shall be $8,000,000. For purposes hereof, “First Milestone” means the achievement of the successful production and testing of Osmolarity Alpha/Alpha Units as further described on Schedule 1.4(c)(i) hereto; and “Second Milestone” means the achievement of the successful production and testing of (A) Osmolarity Beta/Beta Units and (B) IgE Alpha lab cards as further described on Schedule 1.4(c)(ii) hereto.

(d)  Subject to the fulfillment or waiver of the conditions set forth in Sections 6 and 7 hereof and all other conditions as may be agreed to by the Purchaser and the Company: (i) following receipt by the Company from the U.S. Food and Drug Administration (the “FDA”) of 510K clearance to market the Company’s Osmolarity test (the “510K Clearance”), as further described on Schedule 1.4(d) hereto, the Purchaser shall purchase, and the Company shall issue to the Purchaser, for an aggregate purchase price of $3,000,000, such number of shares of the Series B Preferred which, upon their conversion to shares of the common stock, par value $.001 per share of the Company (the “Common Stock”), shall constitute 10% of the issued and outstanding capital stock of the Company, on a fully diluted basis and calculated as of the time immediately preceding the closing of such purchase and sale (the “First Series B Closing”); and (ii) following receipt by the Company from the FDA of all relevant approvals under the Clinical Laboratory Improvement Amendments (the “CLIA Waiver”; together with the 510K Clearance and any other necessary approval, consent or waiver of the FDA, collectively the “FDA Approvals”), as further described on Schedule 1.4(d) hereto, the Purchaser shall purchase, and the Company shall issue to the Purchaser, for an aggregate purchase price of $3,000,000, such number of shares of the Series B Preferred which, upon their conversion to shares of the Common Stock, shall constitute 10% of the issued and outstanding capital stock of the Company, on a fully diluted basis and calculated as of the time immediately preceding the closing of such purchase and sale (the “Second Series B Closing”). The shares of the Series B Preferred to be purchased pursuant to this Section 1.4(d) are hereinafter referred to as the “Additional Shares”, and the First Series B Closing and the Second Series B Closing are referred to hereinafter, collectively, as the “Additional Closings”. The First Series B Closing shall take place within fifteen (15) days of receipt by the Purchaser of a certification signed by an authorized officer to the Company confirming receipt by the Company of the 510K Clearance, and the Second Series B Closing shall take place within fifteen (15) days of receipt by the Purchaser of a certification signed by an authorized officer of the Company confirming receipt by the Company of the CLIA Waiver. The Additional Closings shall take place at the offices of Torys on the dates and at the times as mutually agreed, orally or in writing, by and among the Company and the Purchaser. At the Additional Closings, (A) the Company will deliver to the Purchaser the certificates, instruments and documents referred to in Section 6 below and any other certificates, instruments, documents or other deliverable items as may be agreed to by the Purchaser and the Company, (B) the Purchaser will deliver to the Company the certificates, instruments and documents referred to in Section 7 below and any other certificates, instruments, documents or other deliverable items as may be agreed to by the Purchaser and the Company and (C) the Company shall deliver to the Purchaser a share certificate registered in the Purchaser’s name representing the Additional Shares that the Purchaser is to receive from the Company at the Additional Closings, against payment of the purchase price therefor by wire transfer, to an account designated by the Company to the Purchaser prior to such Additional Closings or other reasonable means acceptable to the Company.

1.5  Warrant. At the Closing and for no additional consideration, the Company shall issue to the Purchaser a warrant (the “Warrant”), evidenced by a warrant certificate in the form of Exhibit G attached hereto, to purchase, at each of the four vesting dates set forth in such Warrant and further described below, the number of whole shares of the Series A Preferred which, upon conversion will equal five percent (5%) of the issued and outstanding Common Stock of the Company (the “Warrant Shares”), on a fully diluted basis and calculated as of each such vesting date, at an exercise price of $.001 per Warrant Share. The Warrant will vest as follows:

(a)  in the event the Company fails to receive the 510K Clearance on or before May 1, 2009 (the “First Approval Deadline”) or fails to have developed successfully a functionally effective alpha prototype of the Company’s IgE lab card (the “IgE Development Milestone”) on or prior to May 1, 2009, as further described on Schedule 1.5 hereto, then the Purchaser shall have the right to exercise the Warrant (as defined below) with respect to the number of shares of the Series A Preferred that shall have vested as of the First Approval Deadline, as further set forth in the Warrant, being the number of shares of the Series A Preferred, which upon conversion, will equal five percent (5%) of the issued and outstanding Common Stock of the Company, on a fully diluted basis and calculated as of the First Approval Deadline;

(b)  in the event the Company fails to receive both the 510K Clearance and the CLIA Waiver on or before November 1, 2009 (the “Second Approval Deadline”) or fails to achieve the IgE Development Milestone on or prior to the Second Approval Deadline, then the Purchaser shall have the right to exercise the Warrant with respect to the number of additional shares of the Series A Preferred that shall have vested as of the Second Approval Deadline, as further set forth in the Warrant, being the number of additional shares of the Series A Preferred, which upon conversion, will equal an additional five percent (5%) of the issued and outstanding Common Stock of the Company, on a fully diluted basis and calculated as of the Second Approval Deadline;

(c)  in the event the Company fails to receive both the 510K Clearance and the CLIA Waiver on or before May 1, 2010 (the “Third Approval Deadline”) or fails to achieve the IgE Development Milestone on or prior to the Third Approval Deadline, then the Purchaser shall have the right to exercise the Warrant with respect to the number of additional shares of the Series A Preferred that shall have vested as of the Third Approval Deadline, as further set forth in the Warrant, being the number of additional shares of the Series A Preferred, which upon conversion, will equal an additional five percent (5%) of the issued and outstanding Common Stock of the Company, on a fully diluted basis and calculated as of the Third Approval Deadline; and

(d)  in the event the Company fails to receive both the 510K Clearance and the CLIA Waiver on or before November 1, 2010 (the “Fourth Approval Deadline”) or fails to achieve the IgE Development Milestone on or prior to the Fourth Approval Deadline, then the Purchaser shall have the right to exercise the Warrant with respect to the number of additional shares of the Series A Preferred that shall have vested as of the Fourth Approval Deadline, as further set forth in the Warrant, being the number of additional shares of the Series A Preferred, which upon conversion, will equal an additional five percent (5%) of the issued and outstanding Common Stock of the Company, on a fully diluted basis and calculated as of the Fourth Approval Deadline.

For purposes of this Agreement, the First Approval Deadline, the Second Approval Deadline, the Third Approval Deadline and the Fourth Approval Deadline are sometimes each referred to herein as an “Approval Deadline” and, collectively, the “Approval Deadlines”).

2.  Representations and Warranties of the Company. Except as set forth on the Disclosure Schedules attached as Exhibit C hereto (the “Disclosure Schedules”), specifically identifying the relevant subsection hereof, the Company represents and warrants to the Purchaser that the statements contained in this Section 2 are complete and accurate as of the date of this Agreement. As used in this Section 2, the term “Knowledge” shall mean the actual knowledge of Eric Donsky and Benjamin Sullivan, after reasonable inquiry. The Purchaser shall be entitled to rely on the statements contained in this Section 2 regardless of any due diligence or other investigation of the subject matter thereof that may be, or may have been, conducted by or on behalf of the Purchaser.

2.1  Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its property and to carry on its business as now being conducted and as currently contemplated to be conducted. The Company has the power to execute and deliver this Agreement, the Warrant, the Rights Agreement (defined below) and the Voting Agreement (defined below) (collectively, the “Transaction Documents”); to issue and sell the Shares, the Additional Shares, the Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Shares and the Additional Shares (the “Conversion Shares”), and to carry out the provisions of the Transaction Documents and to perform its obligations thereunder. The Company is duly qualified and authorized as a foreign corporation to do business and is in good standing in California and in every other jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the business, assets, properties, operations, prospects or financial condition of the Company (as such business is currently being conducted or currently contemplated to be conducted), as determined from the perspective of a reasonable person in the Purchaser’s position (a “Material Adverse Effect”). True and accurate copies of the Company’s Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, have been made available to the Purchaser.

2.2  Capitalization and Voting Rights. Immediately prior to the Closing, the authorized capital stock of the Company consists of:

(a)  Preferred Stock consisting of 3,350,000 shares of Preferred Stock, par value $0.001 per share, 2,600,000 of which have been designated Series A Preferred, none of which are outstanding prior to the Closing and all of which have been reserved for issuance pursuant to this Agreement and 750,000 of which have been designated Series B Preferred, none of which are outstanding prior to the Closing and all of which have been reserved for issuance pursuant to this Agreement. The Shares, the Additional Shares the Warrant, the Warrant Shares and the Conversion Shares, when issued in compliance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be free of any liens or encumbrances or other restrictions on transfer caused or created by the Company, except for restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws, and will have the rights, preferences and privileges described in the Certificate of Incorporation. The Conversion Shares have been duly and validly reserved and, upon issuance in accordance with the terms of the Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer caused or created by the Company other than restrictions on transfer set forth under the Transaction Documents and under applicable state and federal securities laws.

(b)  Common Stock consisting of 10,000,000 shares of Common Stock, of which 1,222,979 shares are issued and outstanding upon the Closing. All outstanding securities of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the “Securities Act”), and any relevant state securities laws, or pursuant to valid exemptions therefrom. The Company has reserved 367,311 shares of Common Stock for issuance to advisors, employees, directors and consultants of the Company under compensatory arrangements that have been approved by the Board of Directors of the Company (the “Option Agreements”). There are options for an aggregate of 347,857 shares of Common Stock outstanding, and immediately following the Closing options for 19,454 shares of Common Stock remain available for future grant.

(c)  Except for currently outstanding options to purchase 347,857 shares of Common Stock pursuant to the Option Agreements, except for currently outstanding warrants to purchase 77,000 shares of Common Stock, except for rights to purchase capital stock of the Company as provided herein and in the Warrant, and except as set forth in that certain Preferred Stock Investor Rights Agreement substantially in the form attached hereto as Exhibit D (the “Rights Agreement”) and Schedule 2.2(c), there are no outstanding options, warrants, rights (including conversion, preemptive rights, rights of first refusal or other similar rights) or proxy or stockholder agreements of any kind for the purchase or acquisition from the Company of any shares of its capital stock or other securities convertible into shares of equity securities of the Company. Except for the Rights Agreement, the Company is not a party or subject to any agreement or understanding, and no stockholder or option holder of the Company is a party to any agreement or understanding with respect to the voting or transfer of any security of the Company, the voting of a director or any other aspect of the Company’s affairs.

(d)  Except as set forth on Schedule 2.2(d), no stock plan or stock purchase, stock option or other agreement or understanding between the Company and any holder of any securities or rights exercisable or convertible for securities provides for, and no person is otherwise entitled to, (i) acceleration of vesting (or lapse of repurchase rights) or other changes in the vesting (or lapse of repurchase rights) provisions as the result of the occurrence of a change in control (including by way of merger, reorganization, sale of assets or other similar transaction) of the Company or a termination of services to the Company, or both or (ii) vesting (or lapse of repurchase rights) at a rate greater than 25% at the end of the first year following such issuance or grant or the commencement of services to the Company, and the remaining 75% in equal monthly installments over the next three (3) years.

(e)  Immediately following the Closing, the capital stock of the Company (including options and other rights to acquire capital stock of the Company) shall be as set forth on Schedule 2.2(e).

2.3  Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement. Since its inception, the Company has not consolidated or merged with, acquired all or substantially all of the assets of, or acquired the stock of or any interest in any corporation, partnership, association or other business entity.

2.4  Authorization. All corporate action on the part of the Company and its respective officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents; the performance of all obligations of the Company hereunder and thereunder; and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder, the Additional Shares, the Warrant, the Warrant Shares and the Conversion Shares, either have been taken or will be taken prior to the Closing or the Additional Closings, as the case may be, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) as the enforceability of Section 1.9 of the Rights Agreement may be limited by public policy. Subject in part to the truth and accuracy of the Purchaser’s representations set forth in Section 3 of this Agreement and subject to timely filing of notices or other filings required under applicable state and federal securities laws that the Company agrees to make within the required time periods, the offer, sale and issuance of the Shares, the Additional Shares, the Warrant, the Warrant Shares and the Conversion Shares as contemplated by this Agreement are exempt from the registration and qualification requirements of any applicable state and federal securities laws (pursuant to Regulation D under the Securities Act), including Section 5 of the Securities Act and the qualification requirements of Section 25110 of the California Securities Law.

2.5  Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents or in connection with the performance by the Company of any of its obligations hereunder or thereunder, including, but not limited to, the valid offer, issue, sale or delivery of the Shares, the Additional Shares, the Warrant, the Warrant Shares and the Conversion Shares, except for (i) the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware and (ii) filings pursuant to applicable state and federal securities laws and the respective rules thereunder that the Company agrees to make within the required time periods.

2.6  Litigation. Except as set forth on Schedule 2.6, there is no action, suit, proceeding or investigation pending or, to the Company’s Knowledge, currently threatened against the Company, or any of its properties or assets, including any (i) that is reasonably likely to impair the right or ability of the Company to carry on its business as now conducted or as currently contemplated to be conducted, or (ii) that is reasonably likely to question the validity of the Transaction Documents or the Company’s ability to consummate the transactions contemplated hereby or thereby, and (iii) nothing has come to the attention of the Company that causes it to believe that there is any reasonable basis for any of the foregoing. The Company is not a party to, or to the Company’s knowledge, named in or subject to any order, writ, injunction, judgment or decree of any court, government agency or instrumentality. The foregoing includes, but is not limited to, actions pending, or to the Company’s knowledge, threatened against the Company, involving the prior employment of any of the Company’s employees or consultants or the use by any of them in connection with the Company’s business(es), of any information or techniques allegedly proprietary to any of their former employers or parties for whom they acted as consultants.

2.7  Title to Property and Assets. Except as set forth on Schedule 2.7, the Company has good, valid and marketable title to its properties and assets, free and clear of all mortgages, liens, loans, charges and encumbrances. The assets of the Company constitute all of the assets used in the operations of, and necessary to operate, the business as presently conducted and as currently contemplated to be conducted, and such assets are currently, as a whole, in normal operating condition and repair, normal wear and tear excepted, and have been maintained and serviced in accordance with the prudent conduct of business. With respect to the property and assets leased by the Company, the Company is in substantial compliance with the applicable leases, and such leases are valid and enforceable and are in full force and effect, and except as set forth on Schedule 2.7, to the Company’s Knowledge, the Company holds a valid leasehold interest in the leased property and assets free of any liens, claims or encumbrances.

2.8  Liabilities. Other than as set forth in Schedule 2.8, the Company has no debts, commitments or obligations, except for ordinary business expenses that do not exceed $25,000 individually or $50,000 in the aggregate.

2.9  Financial Statements. As at October 31, 2006: (i) the current assets of the Company were between $100,000 and $175,000, and the current liabilities of the Company were between $1,300,000 and $1,600,000; and (ii) the long-term assets of the Company were between $1,100,000 and $1,300,000, and the long-term liabilities of the Company were between $200,000 and $500,000. The terms “assets” and “liabilities”, as they are used in this Section 2.9, shall be understood in the same manner that they are understood under generally accepted accounting principles of the United States, consistently applied. Except as set forth on Schedule 2.9, since October 31, 2006, there has not occurred any event or circumstance that has caused the current or long-term assets or liabilities of the Company to be materially different on the date hereof, or any event or circumstance that would reasonably cause the Company to believe that they are materially different on the date hereof, or that otherwise would make the statements contained in this Section 2.9 misleading in light of the circumstances under which they are made.

2.10  Material Contracts. Schedule 2.10 contains a true, correct and complete list and description of all of the contractual obligations to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of the Company in an amount exceeding $25,000 or payments to the Company in an amount exceeding $50,000; (ii) the license, by or from the Company, of any patent, copyright, trade secret or any other proprietary right material to the Company’s business; (iii) provisions materially restricting the development, manufacture or distribution of the Company’s products or services, (iv) any obligation material to the business of the Company that cannot be terminated, without interest or other penalty, upon thirty (30) days’ notice; or (v) any other obligation or agreement that is otherwise material to the Company’s business, financial condition, assets, properties, prospects or results of operations (collectively, the “Material Contracts”). Each Material Contract is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)). The Company has fulfilled all obligations required pursuant to each Material Contract to have been performed by it. Except as set forth on Schedule 2.10, the Company is not in default or breach, nor to its knowledge is any third party in default or breach, under or with respect to any Material Contract.

2.11  Registration or First Offer Rights. Except as set forth in the Rights Agreement, the Company is not under any contractual obligation and has not granted (i) any rights to register any of its currently outstanding securities or any of its securities that hereafter may be issued or (ii) any right of first offer to any person.

2.12  Proprietary Rights.

(a)  Schedule 2.12 sets out an accurate and complete list and description of: (a) all pending applications and registrations for Company Proprietary Information (as defined below) and (b) all written agreements for Licensed Proprietary Information (as defined below) (excluding licenses for commercially available software). “Proprietary Information” means any and all proprietary information and intellectual property rights including any and all software (including object code and source code), trade secrets, know-how, inventions, designs, processes, compositions, formulae, technical data, patents, copyrights, industrial designs, trademarks, trade names and domain names, including all applications and registrations and all common law rights therefor and all goodwill associated therewith. “Company Proprietary Information” means Proprietary Information that has been developed by or for, or is being developed by or for, the Company or that is being used or is proposed to be used by the Company, other than Licensed Proprietary Information. “Licensed Proprietary Information” means Proprietary Information owned by persons other than the Company and which the Company uses or intends to use.

(b)  Other than to the extent that any person may have usurped Company Proprietary Information in violation of any agreement with the Company or otherwise illegally or improperly, and of which the Company has no Knowledge, the Company is the sole legal and beneficial owner of, has good and marketable title to, and owns all right, title and interest in, all Company Proprietary Information free and clear of all charges, covenants, conditions, options to purchase and restrictions or other adverse claims or interests of any kind or nature and has the right to transfer all right, title and interest in the Company Proprietary Information. Other than to the extent that any person may have usurped Company Proprietary Information in violation of any agreement with the Company or otherwise illegally or improperly, and of which the Company has no Knowledge, none of the Company Proprietary Information is owned by or registered in the name of any person other than the Company, including, without limitation, any current or former owner, shareholder, partner, director, executive, officer, employee or contractor, nor does any such person have any interest therein or right thereto, including any license or the right to any royalty or other payments. No consent of any person is necessary to make, use, reproduce, license, sell, modify, update, enhance or otherwise exploit any Company Proprietary Information. The Company has not received any notice or claim (whether written, oral or otherwise) challenging the Company’s ownership of any of the Company Proprietary Information or suggesting that any other person has any claim of legal or beneficial ownership or other claim or interest with respect thereto, nor is there a reasonable basis for any claim that any person other than the Company has any claim of legal or beneficial ownership or other claim or interest in any of the Company Proprietary Information.

(c)  There has been no public disclosure, sale, offer for sale or other use of any Company Proprietary Information or, to the Knowledge of the Company, of any Licensed Proprietary Information by an officer or key employee of the Company or by a consultant of the Company who, notwithstanding his or her legal status as a consultant of the Company, fulfills or has fulfilled the role of a key employee or principal of the Company (each, a “Key Consultant”), anywhere in the world that may affect the validity of all available intellectual property rights in such Company Proprietary Information or Licensed Proprietary Information. To the Company’s Knowledge, there has been no such public disclosure, sale, offer for sale or other use of any Company Proprietary Information or any Licensed Proprietary Information by a Key Consultant.

(d)  The Company has taken all reasonably appropriate security measures to protect the secrecy, confidentiality and value of all software source code, trade secrets, know-how, inventions, designs, processes, compositions, formulae, technical data, and any other secret or confidential information in its possession or control. All technical information developed by the Company or for the Company by a Key Consultant, that is material to its business and that is not the subject of a patent or pending patent application, has been maintained confidential. To the Company’s Knowledge, all technical information developed for the Company by a person who is not a Key Consultant, that is material to the Company’s business and that is not subject of a patent or pending patent application, has been maintained confidential. Except as set forth on Schedule 2.10 and for agreements with its own employees or consultants, substantially in the form referenced in Section 2.18 of this Agreement, there are no outstanding options, licenses or other similar agreements relating to the Company Proprietary Information or Licensed Proprietary Information, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Proprietary Information of any other person or entity. To the Knowledge of the Company, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement or is subject to any judgment, decree or order of any court or administrative agency that conflicts with the Company’s business as currently conducted. Neither the execution nor delivery of this Agreement nor the carrying on of the Company’s business as currently conducted by the employees of the Company will conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any material contract, covenant or instrument under which any of such employees is now obligated. None of the Company’s current officers, key employees or consultants, and, to the Company’s Knowledge, none of the Company’s former officers, key employees or consultants, has improperly used or is making improper use of any confidential information or trade secrets of others, including those of any former employer of such officer, key employee or consultant, or those of any party for whom such officer, key employee or consultant acted as a consultant. To the Knowledge of the Company, the conduct of its business as currently conducted, or as currently contemplated to be conducted, has not infringed, violated, misappropriated or otherwise conflicted with any Proprietary Information of any person. The Company is not a party to any action or proceeding, nor, to the best of the Company’s Knowledge, has any action or proceeding been threatened that alleges that any conduct of the Company’s business as currently conducted, or as currently contemplated to be conducted, has infringed, violated, misappropriated or otherwise conflicted with any Proprietary Information of any person.

(e)  To the best of the Company’s Knowledge, no person has infringed or misappropriated, or is infringing or misappropriating, any Company Proprietary Information or any Licensed Proprietary Information.

(f)  The Company has lawfully acquired the right(s) to use the Licensed Proprietary Information in the manner in which it has been used and is currently being used by the Company and in the manner currently contemplated to be used in the future. All agreements in respect of Licensed Proprietary Information are in full force and effect, and (i) the Company is not in default of any of its obligations thereunder and (ii) the Company does not have any written notice or any reasonable belief that any licensor is in default of any of its obligations thereunder. Neither the entering into nor the performance of this Agreement breaches any duty or obligation owed to any person (including, without limitation, any licensor).

2.13  No Conflict of Interest.

(a)  There are no agreements, understandings or proposed transactions between the Company on the one hand, and any of its officers or directors on the other hand.

(b)  Except as set out on Schedule 2.13(b), the Company is not indebted, directly or indirectly, to any of its officers or directors, or to the respective spouses or children of any of its officers or directors, in any amount whatsoever other than in connection with expenses or advances of expenses, if any, incurred in the ordinary course of business. None of the Company’s officers or directors, or any members of any of their immediate families, is, directly or indirectly, indebted to the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any Material Contract.

(c)  None of the officers, directors or key employees of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court of administrative agency, that would conflict with his or her best efforts to promote the interests of the Company or that would conflict with the business of the Company as presently, or currently contemplated to be, conducted.

2.14  Tax Returns. All tax returns, declarations, statements, reports, schedules, forms and information returns (“Returns”) required by all U.S. federal, state and local and foreign jurisdictions (in each case, including all political subdivisions thereof) relating to all U.S. federal, state and local and foreign taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto (“Taxes”), if any, required to be filed by the Company prior to the First Closing have been (or will be) timely filed, and such Returns are (or will be) true, complete and correct in all material respects. The Company has paid all Taxes shown to be due on such Returns. The Company has never had any Tax deficiency proposed or assessed against it, nor has it executed any waiver of any statute of limitations on the assessment or collection of any Tax or governmental charge. Neither the Company’s federal income tax returns nor its state income or franchise tax or sales or use tax returns has ever been audited by any governmental authorities.

2.15  Permits; Compliance with Laws. The Company has obtained and maintained in good standing all of its licenses, permits, franchises, consents, registrations, certificates, orders, approvals, authorizations and any similar authority (“Permits”) required to be obtained by it under federal, state and local laws and regulations (collectively, “Laws”), and such Permits are the only Permits required by the Company to conduct its business as currently conducted or currently contemplated to be conducted. Except as set forth on Schedule 2.15, the Company is in compliance with such Laws in all material respects, and there is no pending or, to the Company’s knowledge, threatened action or proceeding against the Company under any of such Laws. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the termination of any such Permit.

2.16  Compliance with Charter Documents; No Conflict. The Company is not in breach or violation of any term of its Charter Documents (as defined below). Except as set forth on Schedule 2.16, the execution, delivery and performance of and compliance with the Transaction Documents and the consummation of the transactions contemplated hereby or thereby (a) do not conflict with, and shall not result in a breach or violation of, the terms, conditions or provisions of or constitute a default (or an event that, with the giving of notice or passage of time, or both, could result in a default) under: (i) the Charter Documents, (ii) any statute, law, rule or regulation, (iii) any state or federal order, judgment or decree, or (iv) any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its properties or assets is subject, and (b) to the Company’s Knowledge, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any of the foregoing. For purposes of this Agreement, “Charter Documents” shall mean (i) the certificate of incorporation of the Company, as filed with the Secretary of State of the State of Delaware, together with all amendments, restatements, certificates and designations filed with respect thereto from time to time, (including, for greater certainty, the Certificate of Incorporation) and (ii) the bylaws of the Company.

2.17  Employees.

(a)  There is no strike, labor dispute or union organization activities pending with respect to or, to the Company’s knowledge, threatened against the Company. The Company is not a party to any collective bargaining agreements covering any of its employees. None of the Company’s employees belong to any union or collective bargaining unit.

(b)  Except as set forth on Schedule 2.17(b), the Company is not party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, severance or other employee compensation agreement. The Company is not aware that any officer or key employee intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

2.18  Assignment of Inventions and Non-Disclosure Agreements. Except as set forth on Schedule 2.18, each current and former employee and officer of the Company and each consultant retained by the Company has executed the Company’s standard form Assignment of Inventions and Non-Disclosure Agreement, substantially in the form attached hereto as Exhibit E, and no such person has set forth any inventions or other items as exclusions thereto that are related to the Company’s business or otherwise material to the Company.

2.19  Environmental and Safety Laws. To its Knowledge, Company is not in violation of any statute, law or regulation applicable to it relating to the environment or occupational health and safety (collectively, the “Environmental Laws”), and no material expenditures are or will be required in order to comply with any Environmental Law. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company’s knowledge, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, “Hazardous Materials” shall mean (a) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

2.20  Real Property. The Company does not own any real property. Schedule 2.20 sets forth all real property leased by the Company, and the Company is in compliance with the applicable leases and holds a valid leasehold in such real property interest free of any liens, claims and encumbrances.

2.21  Development and Marketing Rights. Except as set forth on Schedule 2.21, the Company has not granted rights to develop, produce, assemble, license, distribute, market or sell its products or services, whether now existing or in development, to any other person and is not bound by any agreement that affects the Company’s exclusive right to develop, produce, assemble, license, distribute, market or sell its products and services, now existing or in development.

2.22  Disclosure. The Company has provided the Purchaser with all the information that the Purchaser has requested for deciding whether to purchase the Shares and to enter into the Transaction Documents. No representation or warranty of the Company contained in this Agreement and the Exhibits attached hereto and in any certificate furnished or to be furnished to the Purchaser at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

2.23  Brokers or Finders, Other Offers. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the transactions contemplated hereunder.

2.24  Minute Books. The minute books of the Company provided to the Purchaser contain minutes of all meetings of directors (and committees thereof) and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of the Company’s inception, and accurately reflect all actions by the directors and stockholders with respect to all transactions referred to in such minutes in all material respects.

3.  Representations, Warranties and Covenants of the Purchaser to the Company. The Purchaser hereby represents and warrants to the Company that, as of the date of this Agreement, the statements contained in this Section 3 are true and correct and hereby acknowledges and agrees that the Company shall be entitled to rely on such statements regardless of any due diligence or other investigation of the subject matter thereof that may be, or may have been, conducted by or on behalf of the Company:

3.1  Authorization. The Purchaser has full power and authority to enter into the Transaction Documents. All action on the part of the Purchaser, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents has been taken or will be taken prior to the Closing. Each such agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) as the enforceability of Section 1.9 of the Rights Agreement may be limited by public policy.

3.2  Purchase Entirely for Own Account. The Purchaser is purchasing the Shares for its own account, for investment purposes and not with a view to the resale or distribution of any part thereof. The Purchaser will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Shares or the Conversion Shares (collectively, the “Securities”), except in compliance with the Securities Act. By executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person or to any third person any of the Securities.

3.3  Speculative Nature of Investment. The Purchaser acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and that the Purchaser may lose the entire amount of such investment.

3.4  Disclosure of Information. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to the Purchaser. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or derogate, in any way, from the right of the Purchaser to rely thereon.

3.5  Investment Experience. The Purchaser represents that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act. The Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment (including a total loss of such investment) and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities and that it has not been organized solely for the purpose of acquiring the Securities.

3.6  Restricted Securities. The Purchaser understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In addition, the Purchaser represents that it is familiar with Rule 144 of the Securities Act (“Rule 144”) as currently in effect and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that no public market currently exists for the Series A Preferred or Common Stock and that there are no assurances that any such market will be created.

3.7  Further Limitations on Disposition. Without in any way limiting the above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities, unless and until (i) such disposition will not require registration of such Securities under the Securities Act, (ii) the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.7 and Section 6 of this Agreement, and (iii) if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that this Section 3.7 shall be inapplicable if:

(a)  there is then in effect a Registration Statement under the Securities Act covering the proposed disposition of Securities and such disposition is made in accordance with such Registration Statement; or

(b)  the Securities are sold by the Purchaser pursuant to, and in accordance with all of the requirements then applicable under, Rule 144.

3.8  Legends. It is understood that the certificate(s) evidencing the Securities shall bear the legends substantially in the form set forth below, in addition to any legend required by the Rights Agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO OTHER RESTRICTIVE PROVISIONS AS SET FORTH IN THE COMPANY’S PREFERRED STOCK INVESTOR RIGHTS AGREEMENT AND VOTING AGREEMENT, AS SUCH AGREEMENTS MAY BE AMENDED FROM TIME TO TIME IN ACCORDANCE WITH THEIR RESPECTIVE TERMS. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF IT, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH AGREEMENTS.

4.  Conditions of the Purchaser’s Obligations at Closing. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment at or before the Closing, of each of the following conditions.

4.1  Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all respects on the date of the Closing, with the same effect as though such representations and warranties had been on and as of the date of the Closing.

4.2  Performance. The Company shall have performed or observed in all respects all obligations, covenants and conditions herein required to be performed or observed by it on or prior to the date of the Closing.

4.3  Compliance Certificate. An authorized officer of the Company shall deliver to the Purchaser, at the Closing, a certificate certifying that the conditions specified in Sections 4.1, 4.2, 4.4, 4.8 and 4.9 have been fulfilled, and certifying that since October 31, 2006 there has not occurred a Material Adverse Effect.

4.4  Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares, the Additional Shares, the Warrant, the Warrant Shares and the Conversion Shares pursuant to this Agreement, shall have been duly obtained by the Company and be effective as of the Closing, except for post-closing filings required under applicable federal and state securities laws.

4.5  Investor Rights Agreement. The Company, the Purchaser and the stockholders named therein shall have entered into the Rights Agreement.

4.6  Voting Agreement. The Company, the Purchaser and the stockholders named therein shall have entered into a voting agreement in the form of the voting agreement attached hereto as Exhibit H (the “Voting Agreement”).

4.7  Legal Opinion. Wilson, Sonsini, Goodrich & Rosati, P.C., counsel to the Company, shall have delivered to the Purchaser an opinion substantially in the form attached hereto as Exhibit F.

4.8  Certificate of Incorporation. The Certificate of Incorporation shall have been accepted for filing with and certified by the Secretary of State of the State of Delaware.

4.9  Board of Directors. The Company shall have taken all necessary corporate action such that, immediately after the Closing, the Board of Directors of the Company shall consist of Eric Donsky, Donald Rindell, Michael Lemp, Elias Vamvakas, and Thomas Reeves.

4.10  Secretary’s Certificate. The Company’s Secretary shall deliver to the Purchaser at the Closing a certificate having attached thereto (i) the Company’s Certificate of Incorporation as in effect at the time of the Closing, (ii) the Company’s Bylaws as in effect at the time of the Closing, (iii) resolutions approved by the Company’s Board of Directors authorizing the transactions contemplated hereby, (iv) resolutions approved by the Company’s stockholders authorizing the filing of the Certificate of Incorporation and (v) good standing certificates with respect to the Company from the applicable authorities in Delaware and California.

4.11  Stockholder Consent to Transactions. The requisite stockholders of the Company shall have approved, or executed written consents approving, the transactions contemplated hereby and by the other Transaction Documents.

4.12  Financing. The Purchaser shall have obtained sufficient financing to effect the transactions contemplated by this Agreement, which financing shall be on terms and conditions satisfactory to the Purchaser in its sole discretion.

4.13  Warrant. The Company shall have issued the Warrant.

4.14  Brokers or Finders. The Company shall not have engaged any brokers, finders or agents in connection with the transactions contemplated by this Agreement.

4.15  Other Deliveries. The Purchaser shall have received from the Company such additional documents, certificates, instruments or writings, in form and substance satisfactory to the Purchaser and its counsel, as the Purchaser shall have reasonably requested in connection with the transactions contemplated hereby.

5.  Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell and issue the Shares at the Closing are subject to the fulfillment at or before the Closing of each of the following conditions:

5.1  Representations and Warranties. The representations and warranties made by the Purchaser in Section 3 hereof shall be true and correct in all respects on the date of the Closing, with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2  Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares, the Additional Shares, the Warrant, the Warrant Shares and the Conversion Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing, except for post-closing filings required under applicable federal and state securities laws.

5.3  Investor Rights Agreement. The Company, the Purchaser and the stockholders of the Company named therein shall have entered into the Rights Agreement.

5.4  Voting Agreement. The Company, the Purchaser and the stockholders named therein shall have entered into the Voting Agreement.

5.5  Certificate of Incorporation. The Certificate of Incorporation shall have been accepted for filing with and certified by the Secretary of State of the State of Delaware.

5.6  Note. The Purchaser shall have issued the Note to the Company.

5.7  Other Deliveries. The Company shall have received from the Purchaser such additional documents, certificates, instruments or writings, in form and substance satisfactory to the Company and its counsel, as the Company shall have reasonably requested in connection with the transactions contemplated hereby.

6.  Conditions of the Purchaser’s Obligations at the Additional Closing. The obligations of the Purchaser to purchase the Additional Shares at each of the Additional Closings are subject to the fulfillment at or before each of the Additional Closings of each of the following conditions.

6.1  Representations and Warranties. The Company shall make representations and warranties, reasonably satisfactory to the Purchaser, on and as of the date of each Additional Closing.

6.2  Performance. The Company shall have performed or observed in all respects all obligations, covenants and conditions herein required to be performed or observed by it on or prior to the date of the Additional Closing.

6.3  Compliance Certificate. An authorized officer of the Company shall deliver to the Purchaser, at the Additional Closing, a certificate certifying that the conditions specified in Sections 6.1 and 6.5 have been fulfilled and that the 510K Clearance and the CLIA Waiver have been received by the Company in accordance with the terms set forth in Section 1.4(d) hereof.

6.4  Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares, the Additional Shares, the Warrant, the Warrant Shares and the Conversion Shares pursuant to this Agreement shall have been duly obtained by the Company and be effective as of the Additional Closing, except for post-closing filings required under applicable federal and state securities laws.

6.5  Material Adverse Effect. No Additional Closing Material Adverse Effect (defined below) with respect to the matters set forth in Sections 2.1 (Organization, Good Standing and Qualification), 2.2 (Capitalization and Voting Rights), 2.4 (Authorization), 2.5 (Governmental Consents), 2.6 (Litigation), 2.7 (Title to Property and Assets), 2.12 (Proprietary Rights), 2.15 (Permits; Compliance with Laws) and 2.16 (Compliance with Certificate of Incorporation and Bylaws; No Conflict) shall have occurred since the date hereof and be continuing. For purposes of this Section 6.4, “Additional Closing Material Adverse Effect” means a material adverse effect on the business, assets, properties, operations, prospects or financial condition of the Company (as such business is currently being conducted or contemplated to be conducted), as determined from the perspective of a reasonable person in the Purchaser’s position; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute an Additional Closing Material Adverse Effect, nor shall any of the following be taken into account in determining whether there has been an Additional Closing Material Adverse Effect: any change or effect resulting from or arising out of (a) the performance by the Company of its obligations under this Agreement or the Sales and Marketing Agreement (as defined below); (b) applicable legal or accounting requirements; (c) general economic conditions in any country where the Company conducts business (which changes in each case do not disproportionately affect the Company in any material respect); (d) general conditions in any industry in which the Company conducts business (which changes in each case do not disproportionately affect the Company in any material respect); or (e) any natural disaster or any acts of terrorism, sabotage, military action or war (whether or not declared) or any escalation or worsening thereof.

6.6  Other Deliveries. The Purchaser shall have received from the Company such additional documents, certificates, instruments or writings, in form and substance satisfactory to the Purchaser and its counsel, as the Purchaser shall have reasonably requested in connection with the transactions contemplated hereby.

7.  Conditions of the Company’s Obligations at the Additional Closing. The obligations of the Company to sell and issue the Additional Shares at each of the Additional Closings are subject to the fulfillment at or before each of the Additional Closings of each of the following conditions:

7.1  Representations and Warranties. The Purchaser shall make representations and warranties, reasonably satisfactory to the Company, on and as of the date of each Additional Closing.

7.2  Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale, pursuant to this Agreement, of the Additional Shares and the Conversion Shares issuable upon the conversion of the Additional Shares shall have been duly obtained and effective as of the Additional Closing, except for post-closing filings required under applicable federal and state securities laws.

7.3  Other Deliveries. The Company shall have received from the Purchaser such additional documents, certificates, instruments or writings, in form and substance satisfactory to the Company and its counsel, as the Company shall have reasonably requested in connection with the transactions contemplated hereby.

8.  Additional Agreements of the Company and the Purchaser.

8.1  Use of Proceeds. The Company shall use the proceeds it receives from the sale of the Shares to the Purchaser solely to finance its current working capital requirements and to repay the long-term debt obligations set forth on Schedule 8.1, and no portion of such proceeds shall be used for any other purpose, including without limitation, to pay or make any dividend or other capital distribution to any equity holder.

8.2  Insurance Indemnity.

(a)  The Company acknowledges and agrees that it has not purchased and does not carry any insurance coverage with respect to the Company’s business operations, activities and properties of any sort or at any amount that would normally be purchased by a company or entity of similar size or engaged in similar activities.

(b)  The Company further acknowledges and agrees that the Purchaser’s investment in the Company pursuant to this Agreement could be substantially impaired and its value substantially reduced in the event the Company suffers a claim, loss, damage, settlement, fine, penalty, cost or expense of any nature (“Insurable Losses”) or is required to make any payment with respect to any such Insurable Losses for which the Company would have been able to recover all or a portion of such Insurable Losses from the proceeds of insurance but for the Company’s failure to obtain business liability, property, errors and omissions or other similar or comparable insurance coverage of any sort prior to the date of the First Closing.

(c)  The Company hereby agrees that in the event of, and to the extent that, the Company incurs or suffers any Insurable Losses, or is required to make any payment with respect to any such Insurable Losses, the Company shall promptly (but in no event more than thirty (30) days after any such payment) issue to the Purchaser a number of shares of the Series A Preferred, the fair market value of which, as determined in good faith by the Board of Directors of the Company, shall equal 50% of the payment made by the Company in respect of such Insurable Losses. The Purchaser shall not be entitled to be issued any shares of the Series A Preferred pursuant to this Section 8.2(c) in respect of Insurable Losses unless and until such time as the aggregate amount of Insurable Losses suffered by the Company equals or exceeds $100,000, at which time, the Purchaser shall be entitled to compensation in accordance with the terms of this Section 8.2(c) in respect of all of the Insurable Losses suffered by the Company to that time.

8.3  Sales and Marketing Agreement. The Company and the Purchaser hereby agree to use commercially reasonable efforts to enter into a Sales and Marketing Agreement by and between the Company and the Purchaser within one hundred eighty (180) days of the Closing, providing for the provision by the Purchaser, on an exclusive worldwide basis, of all sales, marketing and distribution services for or in connection with, or otherwise relating to, all of the Company’s ophthalmic products and services (subject to the Company’s currently existing agreements with third parties relating to such subject matter) and providing for such other terms and conditions that may be mutually agreed upon by the parties in their reasonable discretion contained in the definitive agreement executed in connection therewith.

8.4  Right of First Offer Waivers. The Company hereby agrees that it shall use commercially reasonable efforts to obtain waivers from each of the stockholders of the Company set forth on Schedule 8.4 regarding the respective right of first offer granted to such stockholders; provided further, that in the event the Company, following the consummation of the transactions contemplated by this Agreement and the issuance of the warrants to purchase Common Stock and the shares of Series A Preferred Stock to be issued to certain noteholders of the Company in connection herewith, issues any equity securities of the Company pursuant to any such right of first offer as a result of the consummation of the transactions contemplated hereby, the Company shall promptly, and in any event no later than two (2) Business Days following any such issuance, issue for no additional consideration to the Purchaser that number of shares of Series A Preferred Stock such that the Purchaser shall have the same percentage ownership of the Company on a fully-diluted basis as it shall have immediately following the consummation of the transactions contemplated hereby and the issuance of the warrants to purchase Common Stock and the shares of Series A Preferred Stock to be issued in connection herewith.

9.  Miscellaneous.

9.1  Term.

(a)  This Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of the Company and the Purchaser, (ii) by the Company or the Purchaser if a material breach of any provision of this Agreement has been committed by the other party, such that the conditions set forth in Sections 4 and 6 would not be met on or prior to December 15, 2006, and such breach has not been waived or cured within fifteen (15) days after delivery of written notification to the breaching party, (iii) by either party if the Closing has not occurred on or before December 15, 2006, or (iv) by the Purchaser in the event that any governmental authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

(b)  In the event of the termination of this Agreement pursuant to Section 9.1(a), this Agreement (other than Section 9.3, Section 9.7 and Section 9.8) shall forthwith become wholly void and of no further force and effect and there shall be no liability on the part of the Company or the Purchaser; provided, however that neither the Company nor the Purchaser shall be relieved from liability for any breach of any provision of this Agreement as set forth herein existing at the time of such termination.

9.2  Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including, without limitation, transferees of any Securities). In the event that the Purchaser is a party to a merger, change of control or consolidation, the obligations and rights of the Purchaser hereunder shall be assumed by and assigned to the surviving corporation or its parent. Except as provided herein, no rights, obligations or liabilities hereunder will be assignable by any party without the prior written consent of the other party hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.3  Governing Law. This Agreement and the transactions contemplated hereunder shall be governed by and construed under the laws of the State of Delaware without giving effect to the conflicts of law principles of that jurisdiction. The parties hereto agree to waive all rights they may otherwise have to trial by jury in connection with any action, suit or proceeding brought to enforce or defend any rights or remedies arising under or relating to this Agreement and the agreements and transactions contemplated hereby, whether grounded in tort, contract or otherwise.

9.4  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.5  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.6  Notices. All notices, reports and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon the earlier of actual receipt, and: (i) three (3) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid; (ii) upon delivery, if delivered by hand; (iii) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid; or (iv) one (1) business day after the business day of facsimile transmission (with confirmation), if delivered by facsimile transmission. All notices delivered hereunder shall be addressed as follows:

If to the Purchaser:

OccuLogix, Inc.
2600 Skymark Ave.
Bldg. 9, Ste 201
Mississauga, ON L4W 5B2
Canada
Attention: General Counsel
Fax: (905) 602-7623

with a copy to

Torys LLP
237 Park Avenue
New York, NY 10017
United States of America
Attention: Andrew J. Beck, Esq.
Fax: (212) 682-0200

If to the Company:

OcuSense, Inc.
12707 High Bluff Drive, Suite 200
San Diego, CA 92130
United States of America
Attention: Chief Executive Officer
Fax: (858) 794-1493

with a copy to

Wilson, Sonsini, Goodrich & Rosati, P.C.
12235 El Camino Real, Suite 200
San Diego, CA 92130-3002
United States of America
Attention: Martin J. Waters, Esq.
Fax: (858) 350-2399

or at such other address as a party may designate by ten (10) days’ advance written notice to the other party pursuant to the provisions above.

9.7  Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement, and each party agrees to indemnify and hold harmless the other party hereto from any liability for any commission or compensation in the nature of a finder’s or broker’s fee or commission (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its officers, partners, employees or representatives is responsible.

9.8  Costs and Expenses. The Company and the Purchaser shall pay for any and all of their own costs and expenses they incur in connection with the transactions contemplated by this Agreement and the other Transaction Documents provided, however in the event this Agreement is terminated by either party pursuant to Section 9.1(a)(ii), the breaching party shall reimburse the non-breaching party for all reasonable out-of-pocket expenses (including, without limitation, reasonable attorney’s fees and disbursements).

9.9  Amendment and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities, each future holder of all such Securities and the Company.

9.10  Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.11  Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties and supersede and render void every other prior written or oral understanding between the parties hereto. No party shall be liable or bound to the other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

9.12  Survival of Warranties. The warranties, representations and covenants of the Company and the Purchaser contained in, or made pursuant to, this Agreement shall survive for a period of one (1) year following the later to occur of: (i) the date on which the Purchaser makes the payment of $2.0 million, contemplated in Section 1.4(c)(ii) hereof, in connection with the achievement of the Second Milestone, (ii) the date on which the Purchaser exercises the Warrant in full following the Fourth Approval Deadline and receives all of the Warrant Shares and (iii) the expiry of the Warrant; provided, however, that, if the Second Milestone is not achieved prior to May 1, 2009 giving rise to the consequence that the Purchaser shall never make the payment of $2.0 million contemplated in Section 1.4(c)(ii) hereof, then the warranties, representations and covenants of the Company and the Purchaser contained in, or made pursuant to, this Agreement shall survive for a period of one (1) year following the later to occur of the dates referred to in (ii) and (iii) of this Section 9.12.

9.13  California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM SUCH QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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IN WITNESS HEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:	OCUSENSE, INC.
	By:	/s/ Eric Donsky
Name: Eric Donsky
Title: Chief Executive Officer

PURCHASER:	OCCULOGIX, INC.
	By:	/s/ Elias Vamvakas
Name: Elias Vamvakas
Title: Chief Executive Officer

EXHIBIT A

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT B

FORM OF PROMISSORY NOTE

EXHIBIT C

COMPANY DISCLOSURE SCHEDULE

EXHIBIT D

PREFERRED STOCK INVESTOR RIGHTS AGREEMENT

EXHIBIT E

FORM OF ASSIGNMENT OF INVENTIONS

AND NON-DISCLOSURE AGREEMENT

EXHIBIT F

FORM OF LEGAL OPINION TO BE RENDERED BY

WILSON, SONSINI, GOODRICH & ROSATI, P.C.

EXHIBIT G

FORM OF WARRANT

EXHIBIT H

VOTING AGREEMENT